"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                               1994 AMENDMENT TO
                    IPA MEDICARE SHARED RISK SERVICES AGREEMENT

The Undersigned parties to the PacifiCare IPA Medicare Shared Risk Services Agreement between PacifiCare of California ("PacifiCare") and SANTA ANA-TUSTIN PHYSICIANS GROUP, INC. ("IPA") do hereby amend said Agreement as follows:

1.  Section 3.24 is amended in full to read as follows:

         "3.24 ACCOUNTS PAYABLE SYSTEM - IPA agrees to operate its accounts payable system in a manner which assures that providers of authorized Medical Services who are Member Physicians and non-Member Physicians receive payment for Medical Services rendered to Subscribers within the timeframe specified by Federal regulation. For a claim which is contested or is not "clean", either payment must be made to the Member Physician or non-Member Physician, or an initial determination notice must be sent to the Subscriber within sixty (60) calendar days of IPA's receipt of such claim from Member Physicians and non-Member Physicians. Any denied claim which is afterwards determined by HCFA as payable and which falls under IPA financial responsibility, must be paid by IPA upon notice and/or receipt of claim. In the event IPA fails to meet the payment timeliness discussed in this Section 3.24, in addition to exercising any other remedies it may have under this Agreement, PacifiCare may take actions to assist IPA in operating its accounts payable system including, but not limited to, paying IPA's Member Physicians and Non-Member Physicians and charging the claim amount paid against IPA capitation in addition to an administrative fee for performing such services."

2.  Section 3.30, WITHDRAWAL OF A MEMBER PHYSICIAN, shall be added as follows:

         "3.30 WITHDRAWAL OF A MEMBER PHYSICIAN - In the event IPA seeks to withdraw one or more Member Physicians from providing or arranging Health Care Services to Subscribers under this Agreement, IPA must notify PacifiCare of such withdrawal in writing at least sixty (60) days prior to the effective withdrawal date. After the effective date of such withdrawal, IPA shall still be responsible to provide or arrange Medical Services to the affected Subscribers with the other Member Physicians."

3. Attachment A5 "HOSPITAL INCENTIVE PROGRAM", Section (b) and subsection (c)(4) under HOSPITAL SERVICES BUDGET shall be amended in full to read as follows:

    "b.  HOSPITAL SERVICE BUDGET - The Hospital Services Budget shall equal
[ ** ] of the Monthly HCFA Payment for those Subscribers designating IPA as their Participating Medical Group, MINUS [ ** ]

[ ** ] of such HCFA Payment in consideration of the Reinsurance program as set forth in subsection (c) (4) herein."

     "c. 4. REINSURANCE LIMIT - any amount of hospital services expenses as defined in subsection (c) (1) through (3) above, in excess of [ ** ] per Subscriber per Year; MINUS."

4. Paragraph 5.01, Section A, BENEFIT WITHHOLD; and Section B, paragraph 1, only, MONTHLY HCFA PAYMENT, is amended as follows:

"             A.  BENEFIT WITHHOLD

     PacifiCare shall retain [ ** ] of the revenue received each month from HCFA to fund the following Subscriber benefits. These benefits are outlined more specifically in the Secure Horizons Medical and Hospital Subscriber Agreement (see Attachment C).

              1) Outpatient prescription drugs
              2) Acute hospital days greater than 150/year
              3) Respite Care
              4) Immunosuppressive drugs
              5) Mammography (see Section E below)

     IPA shall be given the opportunity to share in any savings which may be present in the Benefit Withhold fund through the Benefit Withhold Incentive Program as outline in Attachment E.

     In addition, upon implementation of the Secure Horizons preventative dental benefit, PacifiCare shall retain an additional [ ** ] of the revenue received each month from HCFA to fund the preventative dental benefit.

              B.  MONTHLY HCFA PAYMENT (first paragraph only amended)

              [ ** ] of the Monthly HCFA Payment and LESS [ ** ] of the Monthly HCFA Payment as payment for the premium for Individual Stop Loss coverage. The payment per Subscriber per month by PacifiCare to IPA shall be increased or decreased to reflect increases or decreases made by HCFA in the Monthly HCFA Payment. PacifiCare shall make monthly retroactive adjustments to reflect adjustments made by HCFA, if any."

5. Attachment E, "BENEFIT WITHHOLD INCENTIVE PROGRAM" is amended in full as follows:

    See Exhibit 1, attached hereto and incorporated herein by this reference.

6. Attachment G, DIVISION OF FINANCIAL RESPONSIBILITY, is amended in full to read as follows:

    See Exhibit 2 attached hereto and incorporated herein by this reference.

The effective date of this Amendment is January 1, 1994

By signing below, both parties hereto have executed and agreed to this Amendment.


PACIFICARE OF CALIFORNIA               SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.

By:                                    By:  /s/ Melvin L. Reich
    -------------------------------        ----------------------------------
    Nancy Freeman, Vice President
                                       Print Name: MELVIN L. REICH
                                                   --------------------------

                                       Title:      Pres.
                                              -------------------------------

Date:                                  Date:       12/22/93
      -----------------------------           -------------------------------

                                       Tax I.D.:   95-353 2036
                                                 ----------------------------

                                   EXHIBIT 1

                                 ATTACHMENT E

                        BENEFIT WITHHOLD INCENTIVE PROGRAM
                        ----------------------------------

     The purpose of the Benefit Withhold Incentive Program (BWIP) is to provide an incentive to the IPA to foster the efficient utilization of the following Subscriber benefits:

              1)  Outpatient prescription drugs
              2)  Acute hospital days greater than 150/year
              3)  Respite Care
              4)  Immunosuppressive drugs
              5)  Mammography (see Section E of Attachment C)

     The BWIP gives the IPA the ability to share in any savings when comparing actual utilization against the budgeted withhold amount.

     The budget will be set at [ ** ] of the monthly revenue received from HCFA for Subscribers who have designated IPA as their Participating Medical Group.

     Debited against this budget will be the actual expenses paid by PacifiCare for the earmarked benefits list above in this Attachment for Subscribers who have designated IPA as their Participating Medical Group for the applicable month. The IPA will share [ ** ] of any savings in comparing the budget and actual expenses. PacifiCare shall provide, on a quarterly basis, utilization reports pertaining to the cost of prescriptions written on a physician specific basis. A final calculation and final payment will be made within one hundred fifty (150) days of the end of each Year.

     IPA agrees to participate in a generic drug substitution program and formulary program established by PacifiCare's Quality Assurance Committee.

                                                                      EXHIBIT 2

                     DIVISION OF FINANCIAL RESPONSIBILITY


The attached template outlines the division of financial responsibility between IPA, the Hospital Incentive Program (HIP), and PacifiCare (PC), the intent being to clarify Medical Service and Hospital Service categories in order to provide for accurate administration. As it is impossible to include every service available, the template serves as a model under which broad Medical Service and Hospital Service categories suggest the appropriate financial responsibility for services or items not specifically listed.








                                      5            SANTA ANA-TUSTIN PHYSICIANS
                                                           MEDICAL GROUP, INC.

                                                                      EXHIBIT 2

                     DIVISION OF FINANCIAL RESPONSIBILITY
                                  CALIFORNIA
                     Secure Horizons Shared Risk Agreement
             (IPA Capitated, Hospital Incentive Program w/PacifiCare)

A Santa Ana-Tustin Physicians Medical Group, Inc.

                                                     Responsible Party
                                          ------------------------------------
List of Benefits - (In area)
-----------------  ---------             IPA        PacifiCare     PacifiCare
                                                        HIP            100%
AIDS - Professional Component
     - Facility Component
Allergy
     - Testing
     - Serum
Ambulance, Air or Ground - In Area
                         - Out of Area
Amniocentesis
Anesthetics, Administration of
     (Anesthesiology)
Artificial Insemination
Artificial Limbs (DME)
Biofeedback
Blood & Blood Products
(Including Professional Component)
     - From Blood Bank                               [  **  ](1)
     - Autologous Blood Donation
Chemical Dependency Rehabilitation
     - Inpatient Facility Component
     - Inpatient Professional Component
     - Outpatient Professional Component
     - Outpatient Facility Component
Chemotherapy
     - Drugs
     - Professional Component
Chiropractic (Medicare Approved Only)
Colostomy Supplies
     - Outpatient
     - Inpatient
Contact Lenses
     - Intraocular lens (surgically
         implanted)
     - Incident to Cataract Surgery
         (not surgically implanted)
Cosmetic Surgery (Medically Necessary)
     - Facility Component
     - Professional Component
Dental Services (for repair of
  accident/injury only)
     - Facility Component
     - Professional Component
Detox
     - Facility Component
     - Professional Component
Durable Medical Equipment (DME)
  (Medicare Approved Only)
     - Surgically Implanted
     - Inpatient or S.N.F.
     - Outpatient
     - Hearing Aids

(1) All references to division of responsibility have been deleted.


                                      6            SANTA ANA-TUSTIN PHYSICIANS
                                                           MEDICAL GROUP, INC.

                                                                      EXHIBIT 2

                     DIVISION OF FINANCIAL RESPONSIBILITY
                                  CALIFORNIA
                     Secure Horizons Shared Risk Agreement
             (IPA Capitated, Hospital Incentive Program w/PacifiCare)

IPA Santa Ana-Tustin Physicians Medical Group, Inc.

                      Responsible Party
           ------------------------------------

List of Benefits - (In area)              IPA            PacifiCare  PacifiCare
---------------    ---------                                 HIP        100%
Emergency Admissions
     - In Area: - Facility Component
     -          - Professional Component
     - Out of Area;  - Facility Component
            - Professional Component
Emergency Room Facility Component
     - In Area
     - Out of Area
Emergency Room Physicians - In Area
     - Initial Treatment and Hospital
       Based MDs (interpretation)
     - Consults
     - Out of Area
Employment Physicial

Endoscopic Studies
     - With Biopsy                                       [  **  ](1)
     - Without Biopsy
Experimental Procedures

Family Planning (Medicare Approved Only)
  (e.g.; Amniocentesis)
     - Professional Component
     - Facility Component
Fetal Monitoring
     - Outpatient (diagnostic)
     - Inpatient
Genetic Testing
Health Education
Health Evaluation (Physical)
Hearing Aids

Hearing Screening
Hemodialysis
     - Inpatient
     - Outpatient
Home Health Care
            (includes IV or injectables)
Hospice Services (Special Medicare
  Reimbursement Program)
     - Inpatient
     - Professional Component
Hospital Based Physicians (Inpatient)
     - Anesthesiology
     - Audiology
     - Cardiology
     - Emergency Room
     - Diagnostic Services
     - Neonatology
     - Neurology
     - Nephrology

(1) All references to division of responsibility have been deleted.

                                      7            SANTA ANA-TUSTIN PHYSICIANS
                                                           MEDICAL GROUP, INC.

                      DIVISION OF FINANCIAL RESPONSIBILITY           EXHIBIT 2
                                  CALIFORNIA
                      Secure Horizons Shared Risk Agreement
           (IPA Capitated, Hospital Incentive Program w/PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS MEDICAL GROUP, INC.


                                                       Responsible Party
                                               -------------------------------
List of Benefits - (In area)                   IPA    PacifiCare    PacifiCare
----------------   ---------                             HIP           100%
Hospital Based Physicians (continued)
 - Pathology
 - Physical Medicine
 - Pulmonary
 - Radiology
 - Radiation Oncology
 - Surgeon
Hospitalization, Inpatient Services, Supplies,
 Testing
 - In Area
 - Out of Area
Immunization and Inoculations
 - As Medically Indicated
   Medicare Approved
 - For Work/Travel
Infertility (Diagnosis and Treatment)
 - Professional Component
 - Facility Component                                 [  **  ](1)
Injections and Injected Substances
 (outpatient)
Insulin & Syringes
Laboratory Services
 - Outpatient
 - Inpatient
Lithotripsy
 - Professional Component
 - Facility Component
Mammography
Marriage Counseling
Medication
 - Inpatient
 - Outpatient Covered Injectables
 - Outpatient Non-injectables
Mental Health
 - Inpatient Facility Component
 - Inpatient Professional Component
 - Outpatient Professional Component
Nuclear Medicine Diagnostics
Nuclear Medicine Treatment/Therapy
 - Facility Component
 - Professional Component
Nutritional/Dietetic Counseling
Office Visit Supplies, Splints,
 Bandages, etc.
Organ Transplants (non-experimental)
 - Facility component
 - Professional component

(1) All references to division of responsibility have been deleted.

                                      8




                      DIVISION OF FINANCIAL RESPONSIBILITY           EXHIBIT 2
                                  CALIFORNIA
                      Secure Horizons Shared Risk Agreement
           (IPA Capitated, Hospital Incentive Program w/PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS MEDICAL GROUP, INC.


                                                       Responsible Party
                                               -------------------------------
List of Benefits - (In area)                   IPA    PacifiCare    PacifiCare
----------------   ---------                             HIP           100%
O.P. Surgery
 - Facility component
 - Professional Component
   (Interpretive MDs)
 - Professional Component - other
 - Anesthesiology
Outpatient Surgery/Facility/Based Physicians
 - Anesthesiology
 - Audiology
 - Cardiology
 - Emergency Room
 - Diagnostic Services
 - Neonatology
 - Neurology
 - Nephrology
 - Pathology                                          [  **  ](1)
 - Physical Medicine
 - Pulmonary
 - Radiology
 - Radiation Oncology
 - Surgeon
Outpatient Diagnostic Services
  (including, but not limited to, those
  listed below)
 - Angiograms
 - Cat Scan
 - 2 D Echo
 - EEG
 - EKG
 - EMG
 - ENG
 - MRI
 - Treadmills
 - Ultrasound
Physical Therapy
 - Inpatient
 - Outpatient
Physician Visits
 - To Hospital
 - To S.N.F.
 - To Patients Home
Physician Office Visits/Consultations
Podiatry Services (requires P.M.G. referral)
Pregnancy
 - Professional Component
 - Facility Component
Prosthetic Devices
 - Inpatient
 - Outpatient

(1) All references to division of responsibility have been deleted.

                                      9




                      DIVISION OF FINANCIAL RESPONSIBILITY           EXHIBIT 2
                                  CALIFORNIA
                      Secure Horizons Shared Risk Agreement
           (IPA Capitated, Hospital Incentive Program w/PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS MEDICAL GROUP, INC.


                                                       Responsible Party
                                               -------------------------------
List of Benefits - (In area)                   IPA    PacifiCare    PacifiCare
----------------   ---------                             HIP           100%
Radiation Therapy
 - Facility Component (Inpatient)
 - Facility Component (Outpatient)
 - Professional Component
Radiology Services
 - Outpatient
 - Inpatient
 - O.P. Surgery
Reconstructive Surgery
 - Facility Component
 - Professional Component
 - Prosthetics
Refractions
Rehabilitation (Short Term)
 (e.g.: P.T., O.T., Speech, Cardiac Therapy)
 - Inpatient Facility Component                       [  **  ](1)
 - Inpatient Professional Component
 - Outpatient Facility Component
 - Outpatient Professional Component
Skilled Nursing Facility
Special Services - Medical
Specialist Consultations
Surgical Supplies
 - Inpatient
 - Outpatient Facility
 - Outpatient IPA
TMJ
 - Dental Treatment
 - Diagnosis and Medically Necessary
   Correction
 - Inpatient Facility Component
Transfusions
 - From Blood Bank
 - Autologous Blood Donation
Tissue Plasminogen Activator (TPA)
Vision Screening
Vision Care
 - Implanted Lenses (cataract surgery)
 - Lenses and Frames incident to
   cataract surgery
 - Non-cataract Related Lenses and Frames
 - Medically necessary care
 - Refractions


(1) All references to division of responsibility have been deleted.

                                      10